                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                        ACT OF 1934 (AMENDMENT NO. __ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                               THOMAS GROUP, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
        0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               THOMAS GROUP, INC.
                           5221 N. O'CONNOR BOULEVARD
                                   SUITE 500
                            IRVING, TEXAS 75039-3714

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 2001

To the Holders of Common Stock of THOMAS GROUP, INC.:

     Notice is hereby given that the Year 2001 Annual Meeting of Stockholders of Thomas Group, Inc., a Delaware corporation (the "Company"), will be held at the executive offices of the Company, 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039, on Wednesday, August 22, 2001 at 9:00 a.m., Dallas, Texas time, for the following purposes:

          (1) To elect six persons to serve as directors until the Company's Year 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

          (2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed June 25, 2001, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of the Company's Common Stock on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company's offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714, for 10 days prior to the meeting.

     Please advise the Company's transfer agent, Computershare Investor Services, 1601 Elm Street, Suite 4340, Dallas, Texas 75201, of any change in your address.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE SHARES ARE REGISTERED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON.

                                            By Order of the Board of Directors,

                                            (-s- JOHN R. HAMANN)
                                            JOHN R. HAMANN
                                            Chief Executive Officer

Irving, Texas
July 2, 2001

                               THOMAS GROUP, INC.
                           5221 N. O'CONNOR BOULEVARD
                                   SUITE 500
                            IRVING, TEXAS 75039-3714
                               ------------------

                                PROXY STATEMENT
                               ------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 2001

     The accompanying proxy, mailed together with this Proxy Statement to stockholders on or about July 2, 2001, is solicited by Thomas Group, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on August 22, 2001 (the "Annual Meeting").

     As stated in the Notice to which this Proxy Statement is attached, matters to be acted upon at the Annual Meeting include (1) the election to the Board of Directors of six directors to serve as directors until the Company's Year 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified, and (2) the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     All holders of record of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the close of business on June 25, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 4,158,480 shares of Common Stock. Each share of Common Stock is entitled to one vote. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum is present, is required for the election of directors.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who hold shares in street name for customers and do not receive voting instructions from such customers are entitled to vote on the election of directors. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the election of directors.

     Any stockholder has the unconditional right to revoke his proxy at any time before it is voted. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy). Where a stockholder's duly executed proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specification is made, the shares will be voted FOR the nominees for director identified below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 31, 2001, by (i) each director and named executive officer of the Company, (ii) all officers and directors of the Company as a group, and (iii) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock.

NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES OWNED(1)    PERCENT
------------------------------------                          ---------------    -------
John T. Chain, Jr.(2).......................................       88,489(3)      2.1%
Richard A. Freytag(2).......................................       28,290(4)      0.7%
James E. Dykes(2)...........................................       15,449(5)      0.4%
David B. Mathis(2)..........................................       16,314(6)      0.4%
Timothy G. Caffrey(2).......................................        9,259(7)      0.2%
John R. Hamann(2)...........................................        1,000(8)       *
James T. Taylor(2)..........................................        8,000(9)      0.2%
Annette M. Zwerner(2).......................................       22,616(10)     0.5%
Alexander W. Young(2).......................................       61,003(11)     1.5%
Ian L.T. Conn(2)............................................        7,735(12)     0.2%
Philip J. Lovell(2).........................................       16,389(13)     0.4%
Roger A. Crabb(2)...........................................        2,622(14)     0.1%
J. Thomas Williams(2).......................................      187,892(15)     4.5%
Leland L. Grubb, Jr.(2).....................................       59,184(16)     1.4%
All officers and directors as a group (12 persons)..........      284,342(17)     6.8%
Kelso Management Company, Inc...............................      949,657        22.8%
  One International Place, Suite 2401
  Boston, MA 02110
Edward P. Evans.............................................      342,500         8.2%
  712 Fifth Avenue
  New York, NY 10019
Dimensional Fund Advisors...................................      234,400         5.6%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

---------------

  *  Less than 0.1%

 (1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Includes shares of Common Stock held by spouses and minor children of such persons and corporations in which such persons hold a controlling interest. The amounts shown in the table include shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

 (2) The address of the named individuals is 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas 75039-3714.

 (3) Includes 11,932 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

 (4) Includes 15,927 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

 (5) Includes 4,854 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

 (6) Includes 8,952 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

 (7) Includes 3,750 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

 (8) Includes no shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

 (9) Includes 8,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(10) Includes 22,616 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(11) Includes 414 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(12) Includes 5,210 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(13) Includes 12,389 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(14) Includes 2,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(15) Includes 180,038 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(16) Includes 53,184 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

(17) The amount shown includes a total of 103,220 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of May 31, 2001.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of directors that shall constitute the entire Board of Directors shall not be less than one and shall be fixed from time to time exclusively by the Board of Directors. The Board of Directors has set the number of directors at six. The six nominees for director listed below will stand for election at this Annual Meeting for a one-year term of office expiring at the Year 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     The following table sets forth certain information as to the nominees for directors of the Company:

NAME AND AGE                            POSITIONS AND OFFICES WITH THE COMPANY    DIRECTOR SINCE
------------                            --------------------------------------    --------------
John R. Hamann, 49...................  President, Chief Executive Officer,             2001
                                       Director
John T. Chain, Jr., 66...............  Chairman of the Board                           1995
Richard A. Freytag, 67...............  Director                                        1997
James E. Dykes, 63...................  Director                                        1995
David B. Mathis, 63..................  Director                                        1998
Timothy G. Caffrey, 33...............  Director                                        2000

     While it is not anticipated that any of the nominees will be unable to serve, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The executive officers of the Company serve at the will of the Board of Directors.

     John R. Hamann joined the Company January 13, 2001 as President and Chief Executive Officer, and as a director. Prior to joining the Company, Mr. Hamann served in a variety of roles for Sunbeam Products, Inc., most recently as President and CEO of its Thalia Products unit, and from 1998 to 2000 as President of its appliance division. From 1994 to 1998 Mr. Hamann served as President and CEO for Tempo Technology Corporation, a privately-held manufacturer of industrial diamond products. From 1989 to 1994 Mr. Hamann served in a variety of roles for Whirlpool Corporation, most recently as Vice President of the KitchenAid small appliance business unit.

     James T. Taylor, 54, joined the Company March 1, 2001 as Vice President and Chief Financial Officer. From 1997 to 2001 Mr. Taylor served as Vice President of the Chancellor Group, a Dallas, Texas management consulting firm, where he assisted companies in restructuring, raising funds and completing IPO offerings. From 1995 to 1997 Mr. Taylor served as Vice President for Polyphase Corporation and lead in the creation of its Food Group division. From 1986 to 1993, Mr. Taylor served as COO/CFO for Elcon Industries, a privately held manufacturer/distributor of after market automotive accessories. Mr. Taylor also was a partner with Coopers & Lybrand (currently PriceWaterhouseCoopers) in both the Los Angeles and Dallas Offices. Mr. Taylor is a licensed CPA and a member of Financial Executive Institute and Financial Executive Network Group.

     Alexander W. Young, 57, currently serves as Vice President and as the Time-to-Market Practice Leader. Mr. Young became President and Chief Operating Officer of the Company in January 1991 and served in that role until March 1998. Mr. Young was elected as a director of the Company in October 1991 and retired from the Board in 1999. Mr. Young served as the Company's Vice President for Training and Product Development from 1989 to 1991. Mr. Young served as Executive Vice President, General Manager, and a director of Zymos Company, a designer and manufacturer of semiconductors, from August 1986 to October 1989. Mr. Young serves as director of DII Group, a publicly-held electronics manufacturing company.

     Jimmy C. Houlditch, 65, joined the Company in 1996 and currently serves as President of the Aviation Business Unit. Prior to joining the Company, Mr. Houlditch served as corporate vice president of manufacturing and productivity for Allied Signal Corporation, as chief operating officer for Allied Signal's Gas Turbine Company. He was previously with Texas Instruments Semiconductor as senior vice president of automation, quality and worldwide product rationalization and senior vice president of operations for TI's Defense Systems Electronics Company.

     Ian Conn, 64, joined the Company in 1992 and currently serves as President of the Asia/Pacific Business Unit. Before joining the Company, Mr. Conn served as the CEO of Philips Medical Systems, a Canadian-based manufacturer of medical diagnostic imaging equipment.

     Philip J. Lovell, 53, joined the Company in October 1994 and currently serves as President and Managing Director of the European Business Unit. Prior to joining the Company, Mr. Lovell held senior general management and marketing positions with major multinational corporations such as Braun/Gillette, Avery and American Brands.

     Roger A. Crabb, 47, joined the Company in May 1994 as Legal Counsel and became Secretary in May 1995. Immediately prior to joining the Company, Mr. Crabb had a private law practice advising public companies, and from 1988 to 1993, Mr. Crabb served as Associate General Counsel of Triton Energy Limited, a publicly-held oil and gas exploration company, with responsibility for securities reporting and transactions, mergers and acquisitions, and other general corporate matters.

     John T. Chain, Jr. was elected director of the Company in May 1995 and as Chairman of the Board in May 1998. Since December 1996, Mr. Chain has served as President of Quarterdeck Equity Partners, Inc., a company involved in the acquisition of suppliers to the defense and aerospace industry. Mr. Chain served from 1991 until early 1996 as Executive Vice President for Burlington Northern Santa Fe Corporation. From 1986 to 1991, Mr. Chain was Commander in Chief of the U.S. Strategic Air Command. Mr. Chain currently serves on the board of directors for Kemper Insurance Companies, Northrop Grumman Corporation, R.J. Reynolds, and ConAgra Foods, Inc.

     James E. Dykes was elected director of the Company in May 1995. In 1997, he accepted a one-year appointment as executive vice president of corporate development. Mr. Dykes was a four-time Thomas client during his 35 year management career in the electronics and semiconductor industries. Mr. Dykes served from August 1994 as President and Chief Operating Officer and a director of Intellon Corporation, a home-automation electronics company. From 1989 to 1993, Mr. Dykes was President and Chief Executive Officer of Signetics Company, an integrated circuits company. Mr. Dykes also currently serves on the board of directors for the following companies: Cree Research Inc., a silicon carbide electronics company, Exar Corporation, an integrated circuits company and Theseus Logic, an integrated circuits company.

     Richard A. Freytag was elected director of the Company in September 1997. Mr. Freytag served as president of Citicorp Banking Corporation from 1984 until 1989, when he was appointed chief executive officer. Mr. Freytag retired as an officer of Citicorp Banking Corporation in 1996 and remained both as an outside director and as vice chairman until January 1, 1998, when he retired as a director. Mr. Freytag also served as a director of Citicorp Holdings, Inc., Citibank Overseas Investment Corporation and Citibank Delaware until January 1, 1998, at which time he retired.

     David B. Mathis was elected director of the Company in August 1998. Mr. Mathis serves as chairman and chief executive officer of Kemper Insurance Companies, which has operations in commercial and personal insurance, risk management, and reinsurance. Mr. Mathis' long career with Kemper has included executive assignments with both Kemper Insurance Companies and Kemper Corporation, its former publicly owned affiliate. Mr. Mathis also serves on the board of directors of the American Insurance Association, IMC Global Inc., the Museum of Science and Industry and the Chicago Symphony Orchestra.

     Timothy G. Caffrey was elected director of the Company in July 2000. Mr. Caffrey has served as Vice President of Par Capital Management, an investment firm, since July 2000. Prior to that, Mr. Caffrey served as a General Partner of Hollybank Investments, LP and a Managing Member of Thistle Investments, LLC. From 1998 to 1999, he served as Vice President of Kelso Management Co., Inc., adviser to Hollybank Investments, LP and Thistle Investments, LLC. Prior to joining Kelso Management, Mr. Caffrey worked as an Associate in the Technology Mergers and Acquisitions department of Cowen & Company and as an Associate in the Corporate Finance department of Fox-Pitt, Kelton, Inc.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has established two committees: an Audit Committee; and a Nominating, Corporate Governance and Compensation Committee.

     The Audit Committee, currently composed of Messrs. Freytag, Chain, Dykes, Mathis and Caffrey, met five times during the fiscal year ended December 31, 2000. This committee monitors and makes recommendations to the Board of Directors on matters pertaining to the financial management of the Company, including monitoring the adequacy and effectiveness of the internal and external audit functions, control systems, financial accounting and reporting, and adherence to applicable legal, ethical and regulatory requirements. The Audit Committee also reviews the financial performance and cash flow of the Company, and makes recommendations on financial matters such as capital expenditures and dividend policy.

     The Nominating, Corporate Governance and Compensation Committee, currently composed of Messrs. Dykes, Chain, Freytag and Mathis, met seven times during the fiscal year ended December 31, 2000. The Nominating, Corporate Governance and Compensation Committee makes recommendations to the Board of Directors regarding potential nominees to the Board, oversees the performance and effectiveness of the Board, reviews the Company's compensation policies, determines the amount and form of compensation and benefits payable to officers, reviews and approves significant stock option awards, and establishes succession plans for executives of the Company. The Nominating, Corporate Governance and Compensation Committee will consider nominees recommended by stockholders, provided that the appropriate procedures referred to under "Stockholder Proposals" are followed.

     The Board of Directors held 11 meetings during the fiscal year ended December 31, 2000. All of the directors attended at least 75% of the meetings of the Board of Directors and its committees on which they served.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is appointed by the Board of Directors and operates pursuant to a formal written charter that was adopted by the Board in August 1999. The Audit Committee Charter is attached as Exhibit A to this proxy statement.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for conducting an audit and based on that audit, expressing an opinion on the Company's consolidated financial statements.

     In this context, the Audit Committee has reviewed the audited consolidated financial statements and the quarterly condensed consolidated financial statements for 2000, and has discussed the financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management. Additionally, the Audit committee has recommended to the Board the selection of Ernst & Young LLP for the audit of the 2001 financial statements.

     Based on the Committee's discussions with management and Ernst & Young LLP, the Committee's review of the representations of management, and the report of Ernst & Young LLP, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     The Audit Committee Charter provides that the Committee shall have at least three directors, all of whom are independent of management. Each of Messrs. Freytag, Chain, Mathis and Caffrey is independent, as defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. Mr. Dykes served a one-year appointment as executive vice president of corporate development for the Company from July 1997 to July 1998. The Board of Directors has determined that, in its opinion, Mr. Dykes is independent of management and has no relationship that would interfere with the exercise of his independent judgment as a member of the Audit Committee. In reaching its determination, the Board took into account the brevity of Mr. Dykes' tenure as an officer of the Company, his previous service as an independent director, and the fact that more than two years have passed since he was an officer of the Company.

                                            Respectfully submitted,

                                            Audit Committee

                                            Richard A. Freytag, Chairman
                                              Gen. John T. Chain, Jr.
                                                 James E. Dykes
                                                   David B. Mathis
                                                      Timothy G. Caffrey

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during each of the three years ended December 31, 2000, to (i) the Company's then-current Chief Executive Officer and (ii) the four other most highly compensated executive officers (collectively, the "named executive officers") whose total cash compensation for the year ended December 31, 2000 exceeded $100,000.

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                                          AWARDS
                                                        ANNUAL COMPENSATION            ------------
                                                 ----------------------------------     SECURITIES
                                                                       OTHER ANNUAL     UNDERLYING     ALL OTHER
NAME & PRINCIPAL POSITION                 YEAR    SALARY     BONUS     COMPENSATION      OPTIONS      COMPENSATION
-------------------------                 ----   --------   --------   ------------    ------------   ------------
J. Thomas Williams,.....................  2000   $425,000   $180,125     $12,000(5)      180,038        $ 5,250(6)
  President, Chief Executive              1999    425,000    184,975      10,000              --          5,000
  Officer(1)                              1998    389,356    262,850       9,600              --          3,750
Annette W. Zwerner,.....................  2000    300,000     61,625       7,200(5)       45,116          3,398(7)
  Executive Vice President and            1999    231,062     28,000       7,200              --         31,145
  COO(2)(3)                               1998         --         --          --              --             --
Leland L. Grubb,........................  2000    300,000     30,000       7,200(5)       58,184          2,625(8)
  Vice President, Chief                   1999    300,000         --       7,200              --          2,500
  Financial Officer, & President,         1998    300,000     58,590       7,200              --          1,000
  Automotive Business Unit(4)
Philip J. Lovell,.......................  2000    214,285    142,000          --          32,556             --
  Vice President, & President,..........  1999    200,000         --          --              --             --
  European Business Unit(2)               1998         --         --          --              --             --
Alexander W. Young,.....................  2000    330,000     23,000      12,000(5)        5,414          7,875(9)
  Practice Leader, OPTTMIZE               1999    330,000         --          --              --         24,714
                                          1998    339,167                 12,999              --          5,000

---------------

(1) Effective January 13, 2001, Mr. Williams' tenure as President and Chief Executive Officer ended. Mr. Williams remained on the Board of Directors until his retirement February 27, 2001.

(2) No information is provided for the fiscal years during which Ms. Zwerner and Mr. Lovell did not serve as executive officers of the Company.

(3) Effective March 31, 2001, Mr. Zwerner's tenure as Executive Vice President and Chief Operating Officer ended.

(4) Effective March 1, 2001, Mr. Grubb's tenure as Vice President and Chief Financial Officer ended; however, Mr. Grubb continues in his role as President of the Automotive Business Unit.

(5) Represents car allowances for the benefit of the named executive officers.

(6) Represents the Company's contribution of $5,250 to such officer's account under the Company's 401(k) Plan, plus life insurance premiums in the amount of $2,240 paid by the Company with respect to term life insurance for the benefit of such officer.

(7) Represents the Company's contribution to such officer's account under the Company's 401(k) Plan..

(8) Represents the Company's contribution to such officer's account under the Company's 401(k) Plan..

(9) Represents the Company's contribution to such officer's account under the Company's 401(k) Plan..

STOCK OPTION GRANTS

     The following table provides information concerning the grant of stock options during the year ended December 31, 2000 to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                                -------------------------------------------------      VALUE AT ASSUMED
                                NUMBER OF     % OF TOTAL                            ANNUAL RATES OF STOCK
                                SECURITIES     OPTIONS                              PRICE APPRECIATION FOR
                                UNDERLYING    GRANTED TO                                OPTION TERM(1)
                                 OPTIONS     EMPLOYEES IN   EXERCISE   EXPIRATION   ----------------------
NAME                            GRANTED(2)   FISCAL YEAR     PRICE        DATE         5%          10%
----                            ----------   ------------   --------   ----------   ---------   ----------
J. Thomas Williams............        --           --            --          --
Annette W. Zwerner............        --           --            --          --
Leland L. Grubb...............       100         .113       $   .01     4/24/10      $ 1,649     $  2,625
Philip J. Lovell..............    10,000       11.287       $11.375      2/1/10      $71,600     $181,400
Alexander W. Young............        --           --            --          --

---------------

(1) Potential realizable value is the amount that would be realized upon exercise by the named executive officer of the options immediately prior to the expiration of their respective terms, assuming the specified compound annual rates of appreciation on Common Stock over the respective terms of the options. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock and overall market conditions. There can be no assurances that the potential values reflected in this table will be achieved.

(2) These options generally vest with respect to 20% of the shares issuable thereunder on the date of grant and 20% annually thereafter, with incremental monthly vesting.

OPTION EXERCISES AND HOLDINGS

     The following table provides information related to the number of shares received upon exercise of options, the aggregate dollar value realized upon exercise and the number and value of options held by the named executive officers of the Company at December 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                       AT DECEMBER 31, 2000
                                                     --------------------------------------------------------
                                                             NUMBER OF
                                         SHARES        SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                        ACQUIRED        UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
NAME                                   ON EXERCISE   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                                   -----------   -------------------------   ----------------------------
J. Thomas Williams...................      --              133,527/46,511                    (2)
Annette W. Zwerner...................      --               19,064/26,052                    (2)
Leland L. Grubb......................      --               53,117/ 5,067                    (2)
Philip J. Lovell.....................      --               11,166/21,390                    (2)
Alexander W. Young...................      --                  268/ 5,146                    (2)

---------------

(1) For purposes of this table, the value of the Common Stock is $4.719 per share, the average of the high and low sale prices of the Common Stock on December 29, 2000 as reported on the NASDAQ National Market System.

(2) Less than $1,000.

EMPLOYMENT AGREEMENTS OF CERTAIN EXECUTIVE OFFICERS

     Mr. Williams was employed by the Company under an employment agreement dated March 10, 1998. As noted above, effective January 13, 2001, Mr. Williams' tenure as President and Chief Executive Officer ended.

Ms. Zwerner was employed by the Company under an employment agreement signed on July 11, 1994. Mr. Grubb is employed by the Company under an employment agreement dated January 3, 2001. Mr. Lovell is employed by the Company under an employment agreement dated October 3, 1994. Mr. Young is employed by the Company under an employment agreement dated January 1, 2001.

     The employment agreement for each of the named executive officers provides for base compensation, with each of such officers' base compensation potentially adjusted annually by the Nominating, Corporate Governance and Compensation Committee of the Board. Incentive awards are based on consolidated corporate performance and, for business unit presidents, individual business unit performance. All stock options granted under such officers' employment agreements will have exercise prices equal to the market price per share of the Common Stock on the date of grant, and will expire 10 years from the date of grant.

     The employment agreements for each of the named executive officers may be terminated at will.

     The employment agreement for Mr. Williams could be terminated by the employee (under certain circumstances) upon one year's notice to the Company. The employment agreement could be terminated by the Company with or without cause, by the employee with or without "Good Reason," upon the disability of the employee, or upon the occurrence of a "Change in Control" of the Company. A "Change in Control" is defined as the occurrence of any of the following events:
(i) a third party acquires securities representing 40% or more of the Common Stock or the combined voting power of the Company's outstanding securities, (ii) the number of directors of the Company as of the date of the employment agreements plus the number of directors approved by two-thirds of those initial directors (or their approved successors) cease to constitute, in the aggregate, a majority of the members of the Board, (iii) certain reorganizations, consolidations or mergers involving the Company, or (iv) a dissolution or liquidation of the Company in certain circumstances. "Good Reason" is defined to include the failure of the Board to nominate the employee to stand for election as a director of the Company or the significant diminution of the employee's responsibilities. In the event of a termination of the employee by the Company without cause, by the employee with "Good Reason," upon the disability of the employee, or upon a Change in Control, any of the employee's stock options that are not fully vested will become fully vested and immediately exercisable and the employee is entitled to a lump sum cash payment based on the average compensation paid to the employee during the previous full fiscal year. In the event of termination by the Company with cause or by the employee without Good Reason, the employee is entitled (i) to reimbursement for expenses incurred prior to termination, (ii) to the payment of bonuses or incentive compensation and (iii) to exercise vested options for a period of 90 days. If the employment of Mr. Williams had been terminated without cause as of January 1, 2000, such executive would have been entitled to receive a severance payment of approximately $907,687. The employment agreement also contains non-competition, non-solicitation and confidentiality covenants.

DIRECTORS' COMPENSATION

     With the exception of the Chairman of the Board, each non-employee director serving for the entirety of calendar year 2000 earned fees of $25,000 in cash plus shares of Common Stock of the Company having a value of $25,000. Gen. Chain, Chairman of the Board, earned director fees of $50,000 in cash plus shares of Common Stock of the Company having a value of $50,000. In addition, all directors were reimbursed for their out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. No additional amounts are payable for committee participation or special assignments. Directors who are employees of the Company did not receive any compensation in their capacity as directors.

REPORT OF THE NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Nominating, Corporate Governance and Compensation Committee (the "Committee") consists of Board members who are "disinterested persons" as that term is defined in the Securities Exchange Act of 1934, and who are "outside directors" under the Internal Revenue Code.

COMPENSATION PHILOSOPHY

     The Committee works with senior management to develop and implement the Company's executive compensation philosophy. Generally, the Company's philosophy on executive compensation has been to provide a base cash compensation and to provide additional incentive compensation in the form of cash bonuses and grants of options based on the realization of stated objectives, expected to result in improvements in total stockholder return. Stated another way, the Company's executive compensation policy is based on pay-for-performance.

EXECUTIVE COMPENSATION

     During 2000, Mr. Williams, the Company's Chief Executive Officer, received a base compensation related primarily to competitive factors and the level of his responsibilities. Also during 2000, Mr. Williams received incentive compensation in the amount of $180,125. Of this amount, $78,125 was awarded to Mr. Williams under section 4.2(b)(2) of his employment agreement, for exceptional corporate performance during fiscal 1999. The balance was awarded to Mr. Williams under the Executive Incentive Compensation Plan, for corporate performance during the 1999 fiscal year.

     Effective January 1, 1999, the Company adopted an Executive Incentive Compensation Plan covering the Chief Executive Officer, the Chief Financial Officer and the Business Unit Presidents. Under this plan, financial performance measures were to be set at the beginning of each fiscal year. For fiscal year 1999, for each participant, performance was measured by the amount of revenue generated and the return on revenue.

     The plan was modified, such that the incentive awards for the CEO and COO were based solely on consolidated corporate performance for each measure. The incentive awards for the Business Unit Presidents (including the CFO) were based on consolidated corporate performance and individual business unit performance, weighted equally. Each plan participant had to meet a minimum threshold level of performance on both measures before any award could be paid to the participant. The Committee made an award of incentive compensation to the CEO (and the remaining plan participants) based on the achievement of the revenue and return on revenue objectives, and an earnings per share objective agreed upon by the Committee.

     The Committee endorses the view that equity ownership by management is beneficial in aligning management and stockholders' interests in the enhancement of stockholder value. The Company's equity-based compensation plans facilitate equity ownership by management.

     In granting stock options under the Company's stock option plans, the Committee considers the total number of shares available for future grants, prior grants outstanding and estimated requirements for future grants. Option grants to management, with the exception of grants to the CEO, generally are proposed to the Committee by the CEO. The Committee then discusses with the CEO his proposals and recommendations, each participant's position and scope of responsibilities, the strategic and operational goals of the Company, and the expected future performance of each participant to achieve these goals. Awards granted to the CEO are determined separately by the Committee based on the same criteria as grants to other management, as well as the Committee's perception of the CEO's expected future contributions to the Company's achievement of its long-term performance goals.

     As the Company moves forward in its efforts to create stockholder value in the years ahead, the Committee will continue to review, monitor and evaluate the Company's program for executive compensation to ensure that it is internally effective in support of the Company's strategy, is competitive in the marketplace to attract, retain and motivate the talent needed to achieve the Company's objectives, and appropriately rewards the creation of value on behalf of the Company's stockholders.

                                            Respectfully submitted,

                                            Nominating, Corporate Governance and
                                                 Compensation Committee

                                            James E. Dykes, Chairman
                                              Gen. John T. Chain, Jr.
                                                 Richard A. Freytag
                                                   David B. Mathis

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Compensation decisions with respect to the executive officers of the Company are made by the Nominating, Corporate Governance and Compensation Committee of the Board, which is comprised of Mr. Dykes, Gen. Chain, Mr. Freytag and Mr. Mathis. From July 1997 to July 1998, Mr. Dykes served a one-year appointment as executive vice president of corporate development for the Company.

COMPARISON OF TOTAL SHAREHOLDER RETURN

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the 1933 Act or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following graph sets forth the Company's total shareholder return as compared to the NASDAQ Stock Market (US) Index and an index of companies having a market capitalization of $50 million to $75 million, over the period beginning January 1, 1996 and ending May 31, 2001. The total shareholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the NASDAQ Stock Market (US) Index and the index of companies having a market capitalization of $50 million to $75 million. The Company has chosen an index of companies having a market capitalization of $50 million to $75 million for the following reasons: this is the historical market capitalization range for the Company's Common Stock, the stock price performance for companies in that range tends to react to market forces in a similar fashion, and the Company has no true public company peer group.

                TOTAL SHAREHOLDER RETURN FOR THOMAS GROUP, INC.,
                         NASDAQ STOCK MARKET (US) INDEX
                                      AND
                    COMPANIES WITH MARKET CAPITALIZATION OF
                           $50 MILLION TO $75 MILLION

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG THOMAS GROUP, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                              [PERFORMANCE GRAPH]

              ---------------------------------------------------------------------------------------------------------------
                                           12/29/95    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00     5/31/01
              ---------------------------------------------------------------------------------------------------------------

               Thomas Group, Inc.           100.00       66.67       92.59       75.93       83.33       37.96       28.89


               Peer Group Index             100.00      106.76      112.85       89.99       89.81       39.98       43.46


               NASDAQ Market Index          100.00      124.27      152.00      214.39      378.12      237.66      205.23


                    ASSUMES $100 INVESTED ON JANUARY 1, 1996
                          ASSUMES DIVIDEND REINVESTED
                              THROUGH MAY 31, 2001

                              CERTAIN TRANSACTIONS

     In 1996 the Company advanced Mr. J. Thomas Williams $0.2 million, pursuant to a promissory note due December 18, 2000. Mr. Williams' employment agreement provides that repayment of this note may be effected via bonuses to Mr. Williams. Accordingly, through this bonus mechanism Mr. Williams repaid approximately $0.1 million on the note during 1998, repaid a further $0.05 million on the note in January 1999, and repaid the balance in January 2000.

                                      ****

                                      ****

                            SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish to the Company copies of such reports. Based solely upon its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 2000, Company officers, directors and greater than 10% beneficial owners complied with all such filing requirements.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, independent auditors, has been selected by the Board of Directors to serve as the Company's auditors for the fiscal year ending December 31, 2001. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting in order to make a statement if he so desires and to respond to appropriate questions.

     Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that year were $221,537.

     All Other Fees. All other fees billed by Ernst & Young LLP for 2000 totaled $113,171, for audit-related services such as accounting consultations and tax services.

                             STOCKHOLDER PROPOSALS

     In order for stockholder proposals to receive consideration for inclusion in the Company's Proxy Statement for its Annual Meeting of Stockholders to take place in 2002, such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, and must be received at the Company's offices at 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas, 75039-3714, Attention: Secretary, by December 9, 2001.

     The Company's Bylaws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than 30 days prior to an annual meeting. This provision also requires that the notice set forth, among other things, the name and address of the stockholder giving the notice, as it appears on the Company's books and records, and the class and number of shares of capital stock of the Company owned by such stockholder. Such notice must also contain such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board. Such notice must also be accompanied by the written consent of the person being nominated to the naming of that person in the Proxy Statement as a nominee and to serve as a director if elected. The chairman of the annual meeting shall, if facts warrant, determine and declare to the annual meeting that a nomination has not been made in accordance with these procedures and if the chairman should so determine, he or she shall so declare to the annual meeting and the defective nomination shall be disregarded. No stockholder has nominated a candidate for election to the Board of Directors at the Annual Meeting.

                            SOLICITATION OF PROXIES

     The Company will pay the expenses of this proxy solicitation. In addition to the solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                 OTHER MATTERS

     The Annual Report to Stockholders for the fiscal year ended December 31, 2000, which includes financial statements, is enclosed with this Proxy Statement. The Annual Report does not form a part of this Proxy Statement or the materials for the solicitation of proxies to be voted at the annual meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO THOMAS GROUP, INC., 5221 N. O'CONNOR BOULEVARD, SUITE500, IRVING, TEXAS 75039-3714, TELEPHONE (972) 869-3400. THE COMPANY WILL ALSO FURNISH SUCH ANNUAL REPORT ON FORM 10-K TO ANY "BENEFICIAL OWNER" OF SUCH SECURITIES AT NO CHARGE UPON RECEIPT OF A WRITTEN REQUEST, ADDRESSED TO THE COMPANY, CONTAINING A GOOD FAITH REPRESENTATION THAT, AT THE RECORD DATE, SUCH PERSON WAS A BENEFICIAL OWNER OF SECURITIES OF THE COMPANY ENTITLED TO VOTE AT THE ANNUAL MEETING. COPIES OF ANY EXHIBIT TO THE FORM 10-K WILL BE FURNISHED UPON THE PAYMENT OF A REASONABLE FEE.

     The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the Annual Meeting. However, if any other proper items of business should come before the Annual Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

     Information contained in the Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                            By Order of the Board of Directors,

                                            (-s- JOHN R. HAMANN)
                                            JOHN R. HAMANN
                                            President and Chief Executive
                                            Officer

Irving, Texas
July 2, 2001

                                   EXHIBIT A

                               THOMAS GROUP, INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Audit Committee of the Board of Directors shall have at least three directors, all of whom are independent of management.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     - Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate, but at least annually.

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     - Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

     - Meet at least annually with the independent auditors and financial management of the Company to review: the scope of the proposed audit, the timing of quarterly reviews for the current year, the procedures to be utilized, and at the conclusion of each audit and quarterly review, discuss the results, including any comments or recommendations by the independent auditors.

     - Receive from the independent auditor as part of each Audit Committee meeting a summary of findings from completed special projects and receive a progress report on the active special projects with explanations for any deviations from the original plan.

     - Periodically review with the independent auditors and with the Company's financial and accounting personnel, the adequacy and effectiveness of the Company's accounting and financial controls, and elicit any recommendations for the improvement of such internal controls or of particular areas where new or more detailed controls or procedures are desirable. Emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or improper.

     - Review reports received by the Company from regulators together with any other legal and regulatory matters that may have a material effect on the financial statements or on related Company compliance policies.

     - Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     - Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (and/or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

     - Before filing the 10-K, review the financial statements contained in the 10-K with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     - Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and the cooperation that the independent auditors received during the course of their audit and reviews.

     - Review at least annually with management the Company's accounting and financial human resources and succession planning.

     - Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

     - On an annual basis, obtain from the independent auditors a written communication delineating their relationships and professional services as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take appropriate action to ensure the continuing independence of the auditors.

     - Submit the minutes of all meetings of the Audit Committee to the Board of Directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                               THOMAS GROUP, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

PROXY

         The undersigned hereby appoint(s) John R. Hamann with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Thomas Group, Inc. (the "Company") to be held on Wednesday, August 22, 2001, at the principal executive offices of the Company, 5221 N. O'Connor Boulevard, Suite 500, Irving, Texas at 9:00 A.M., Dallas time, and any and all adjournments or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTORS SET FORTH BELOW.



                                                   (Change of Address)


                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------

                                           ------------------------------------
                                           (If you have written in the above
                                           space, please mark the corresponding
                                           box on the reverse side of this
                                           card.)

    Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.


                                                              SEE REVERSE
                                                                 SIDE



--------------------------------------------------------------------------------
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




                               THOMAS GROUP, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]



                                                               FOR            WITHHELD       FOR ALL
                                                               ALL              ALL           EXCEPT
1.   Election of Directors, Nominees:
     01 JOHN T. CHAIN, JR., 02 RICHARD A. FREYTAG,             [ ]              [ ]            [ ]
     03 JOHN R. HAMANN, 04 JAMES E. DYKES,
     05 DAVID B. MATHIS, 06 TIMOTHY G. CAFFREY


                                                                                                      -----------------
                                                                                                      Nominee Exception


In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy will be voted at the Annual Meeting or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR the election of directors.
This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.


                                                                               Change of Address              [ ]

                                                                               SIGNATURE(S)                     DATE
                                                                                           --------------------      ----------

                                                                               SIGNATURE(S)                     DATE
                                                                                           --------------------      ----------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



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